EXHIBIT 10.124

AMENDMENT TO AND CLARIFICATION OF JOINT VENTURE

PARTNERSHIP AGREEMENT OF FUND VIII-IX-REIT JOINT VENTURE

AND AGENCY AGREEMENT

AMENDMENT TO AND CLARIFICATION OF JOINT VENTURE

PARTNERSHIP AGREEMENT OF FUND VIII-IX-REIT JOINT VENTURE

AND AGENCY AGREEMENT

This Amendment to and Clarification of Joint Venture Partnership Agreement of Fund VIII-IX-REIT Joint Venture and Agency Agreement (“this Agreement”) is made and entered into this 24th day of November, 2003, to be effective as of June 15, 2000, by and between WELLS OPERATING PARTNERSHIP, L.P. (“Wells OP”) and FUND VIII AND FUND IX ASSOCIATES (the “Fund VIII-IX Joint Venture”).

W I T N E S S E T H:

WHEREAS, the parties hereto have previously entered into that certain Joint Venture Partnership Agreement (the “Joint Venture Agreement”) dated as of June 15, 2000, relating to the ownership and operation of that certain property located at 15253 Bake Parkway in Orange County, California (the “Bake Parkway Property”); and

WHEREAS, the parties hereto desire to clarify and correct certain provisions of the Joint Venture Agreement relating to the ownership of the Bake Parkway Property.

NOW THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto covenant and agree, and the Joint Venture Agreement is hereby amended, as follows:

1.

Capitalized words used herein shall have the meaning assigned to them in the Joint Venture Agreement unless the context clearly requires otherwise.

2.

Record title to the Bake Parkway Property is held in the name of the Fund VIII-IX Joint Venture. The parties hereto authorize and direct that title to the Bake Parkway Property continue to be held in the name of the Fund VIII-IX Joint Venture as agent and nominee for and as an accommodation to the Venture and the Venturers. The Fund VIII-IX Joint Venture hereby acknowledges and agrees that title shall be held subject to the authorization and direction of the Venturers in accordance with the terms and provisions of the Joint Venture Agreement as if record title were held in the name of the Venture. Wells OP, as the Administrative Venturer of this Venture, is authorized to take such action on behalf of the Venture as may be approved by the Venturers in accordance with the terms and conditions of the Joint Venture Agreement.

The parties hereto hereby acknowledge and agree as follows: (i) that the Fund VIII-IX Joint Venture is acting strictly as agent for the Venture in connection with holding title to the Bake Parkway Property pursuant to the terms of this Agreement; (ii)

that the Venture will be deemed the true owner of the Baker Parkway Property for tax and all other purposes; (iii) that the Fund VIII-IX Joint Venture is functioning as agent, and not as principal, with respect to the Bake Parkway Property in all dealings with third parties; (iv) that the Fund VIII-IX Joint Venture will not convey, assign or encumber the Bake Parkway Property unless directed to do so by the Venture, and that the Fund VIII-IX Joint Venture will convey, assign or encumber the Bake Parkway Property and disburse the proceeds only as specifically directed by the Venture; and (v) that the Venture hereby indemnifies and holds the Fund VIII-IX Joint Venture harmless from any liability it might sustain for acting as its agent and nominee hereunder.

3.

Section 3.1 of the Joint Venture Agreement as hereby amended and restated in its entirety as follows:

3.1 Capital Contributions. The Fund VIII-IX Joint Venture shall be obligated and required to contribute the Bake Parkway Property to the Venture, along with any and all leases and other contracts relating to the Bake Parkway Property, to be transferred and deeded to the Venture as its Capital Contribution to the Venture. All real estate transfer taxes, deed taxes and other costs and expenses associated with the transfer of the Bake Parkway Property to the Venture shall be paid for by the Venture. The parties hereby acknowledge and agree that the Agreed Value of the Bake Parkway Property is and shall be deemed to be $6,857,889 for all purposes hereunder and that, upon the transfer and contribution of the Bake Parkway Property to the Venture, the Fund VIII-IX Joint Venture shall be deemed to have made, and shall be credited with making, a Capital Contribution to the Venture in the amount of $6,857,889.

Wells OP shall be obligated and required to make certain cash Capital Contributions to the Venture to be used by the Venture for capital and tenant improvements, leasing commissions and other improvements, renovations, refurbishments, costs and expenses necessary or required relating to the Bake Parkway Property and the transfer of such Property. It is hereby acknowledged and agreed that, as of the date of this Agreement, Wells OP has made aggregate cash Capital Contributions to the Venture in the amount of $1,287,488.

The Venturers shall from time to time make such additional Capital Contributions to the Venture in such amounts as may be agreed to by the Venturers from time to time.

4.

Except as specifically amended hereby, the Joint Venture Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned Venturers have executed and entered into this Amendment to and Clarification of Joint Venture Agreement of Fund VIII-IX-REIT Joint Venture and Agency Agreement intended to be effective as of the 15th day of June, 2000.

Signed, sealed and delivered in the presence of: /s/ Mary Schubert Unofficial Witness /s/ Martha Jean Cory Notary Public	WELLS OPERATING PARTNERSHIP, L.P. a Delaware limited partnership By: Wells Real Estate Investment Trust, Inc., a Maryland corporation, as General Partner By: /s/ Leo F. Wells, III Title: President
Signed, sealed and delivered in the presence of: /s/ Mary Schubert Unofficial Witness /s/ Martha Jean Cory Notary Public

FUND VIII AND FUND IX ASSOCIATES

By: Wells Real Estate Fund VIII, L.P., a Georgia

        limited partnership

        By: Wells Partners, L.P., a Georgia limited

                partnership, as General Partner

                By: Wells Capital, Inc., a Georgia

                        corporation, as General Partner

                        By:   /s/ Leo F. Wells, III

                        Title: President

Signed, sealed and delivered in the presence of: /s/ Mary Schubert Unofficial Witness /s/ Martha Jean Cory Notary Public	By: /s/ Leo F. Wells, III LEO F. WELLS, III, a General Partner

Signed, sealed and delivered in the presence of: /s/ Mary Schubert Unofficial Witness /s/ Martha Jean Cory Notary Public

By: Wells Real Estate Fund IX, L.P., a Georgia

        limited partnership

        By: Wells Partners, L.P., a Georgia limited

                partnership, as General Partner

                By: Wells Capital, Inc., a Georgia

                        corporation, as General Partner

                        By:   /s/ Leo F. Wells, III

                        Title: President

Signed, sealed and delivered in the presence of: /s/ Mary Schubert Unofficial Witness /s/ Martha Jean Cory Notary Public	By: /s/ Leo F. Wells, III LEO F. WELLS, III, a General Partner